UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

SILICON GRAPHICS INTERNATIONAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Silicon Graphics International Corp. (“Silicon Graphics” or the “Company”) by Hewlett Packard Enterprise Company (“HPE”) and Satellite Acquisition Sub, Inc., a wholly-owned subsidiary of HPE (“Merger Sub”) pursuant to the terms of an Agreement and Plan of Merger, dated August 11, 2016, by and among Silicon Graphics, HPE and Merger Sub:

(i)	Press Release;

(ii)	Letter to Technology Partners;

(iii)	Letter to Partners;

(iv)	Letter to Suppliers;

(v)	Market Facing FAQ;

(vi)	Sales/Channel Q&A;

(vii)	Employee General Q&A;

Each item listed above was first used or made available on August 11, 2016

Hewlett Packard Enterprise to Acquire SGI to Extend Leadership in High Growth Big Data Analytics and High Performance Computing

MILPITAS, CA — (Marketwired) — 08/11/16 — SGI (NASDAQ: SGI)

•	Strengthens position in $11 billion HPC segment which is growing at an estimated 6-8% CAGR, and in the data analytics segment, which is growing at over twice that rate

•	Expands presence in key HPC verticals such as government, research, and life sciences

SGI (NASDAQ: SGI), a global leader in high-performance solutions for compute, data analytics, and data management, today announced that it has signed a definitive agreement to be acquired by Hewlett Packard Enterprise (HPE) for $7.75 per share in cash, a transaction valued at approximately $275 million, net of cash and debt.

SGI products and services are used for high-performance computing (HPC) and big data analytics in the scientific, technical, business and government communities to solve challenging data-intensive computing, data management and virtualization problems. The company has approximately 1,100 employees worldwide, and had revenues of $533 million in fiscal 2016.

“At HPE, we are focused on empowering data-driven organizations,” said Antonio Neri, executive vice president and general manager, Enterprise Group, Hewlett Packard Enterprise. “SGI’s innovative technologies and services, including its best-in-class big data analytics and high performance computing solutions, complement HPE’s proven data center solutions designed to create business insight and accelerate time to value for customers.”

The explosion of data — in volume and variety, across all sectors and applications — is driving organizations to adopt high-end computing systems to run compute-intensive applications and big data workloads that traditional infrastructure solutions cannot handle. This includes investments in big data analytics to quickly and securely process massive data sets and enable real-time decision making. High-end systems are being used to advance research in weather, genomics and life sciences, and enhance cyber defenses at organizations around the world.

As a result of this demand, according to International Data Corporation (IDC), the $11 billion HPC segment is expected to grow at an estimated 6-8% CAGR over the next three years1, with the data analytics segment growing at over twice that rate.

SGI’s highly complementary portfolio, including its in-memory high performance data analytics technology, will extend and strengthen HPE’s current leadership position in the growing mission critical and high performance computing segments of the server market. The combined HPE and SGI portfolio, including a comprehensive services capability, will support private and public sector customers seeking larger supercomputer installations, including U.S. federal agencies as well enterprises looking to leverage high-performance computing for business insights and a competitive edge.

“Our HPC and high performance data technologies and analytic capabilities, based on a 30+ year legacy of innovation, complement HPE’s industry-leading enterprise solutions. This combination addresses today’s complex business problems that require applying data analytics and tools to securely process vast amounts of data,” said Jorge Titinger, CEO and president, SGI. “The computing power that our solutions deliver can interpret this data to give customers quicker and more actionable insights. Together, HPE and SGI will offer one of the most comprehensive suites of solutions in the industry, which can be brought to market more effectively through HPE’s global reach.”

1/ 18

HPE and SGI believe that by combining complementary product portfolios and go-to-market approaches they will be able to strengthen the leading position and financial performance of the combined business.

Overall, HPE expects the acquisition to be neutral to earnings in the first full year following close and accretive thereafter.

The transaction is expected to close in the first quarter of HPE’s fiscal year 2017, subject to regulatory approvals and other customary closing conditions.

About SGI

SGI is a global leader in high performance solutions for compute, data analytics and data management that enable customers to accelerate time to discovery, innovation and profitability. Visit sgi.com for more information.

Connect with SGI on Twitter (@sgi_corp), YouTube (youtube.com/sgicorp), Facebook (facebook.com/sgiglobal) and LinkedIn (linkedin.com/company/sgi).

© 2016 Silicon Graphics International Corp. All rights reserved. SGI and the SGI logo are trademarks or registered trademarks of Silicon Graphics International Corp. or its subsidiaries in the United States and/or other countries. All other trademarks are property of their respective holders.

About Hewlett Packard Enterprise

Hewlett Packard Enterprise is an industry leading technology company that enables customers to go further, faster. With the industry’s most comprehensive portfolio, spanning the cloud to the data center to workplace applications, our technology and services help customers around the world make IT more efficient, more productive and more secure.

Forward-looking statements

Information set forth in this communication, including statements as to Hewlett Packard Enterprise’s or SGI’s outlook and financial estimates and statements as to the expected timing, completion and effects of the proposed acquisition by Hewlett Packard Enterprise of SGI, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

These statements are based on various assumptions and the current expectations of the management of Hewlett Packard Enterprise and SGI, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, or what effect they will have on the operations or financial condition of Hewlett Packard Enterprise or SGI. Forward-looking statements included herein are made as of the date hereof, and Hewlett Packard Enterprise and SGI undertake no obligation to publicly update or revise any forward-looking statement unless required to do so by the federal securities laws.

These statements are based on the current expectations of the management of Hewlett Packard Enterprise and SGI (as the case may be) and are subject to uncertainty and to changes in circumstances. Major risks, uncertainties and assumptions include, but are not limited to: the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the satisfaction of all closing conditions to the transaction, including the ability to obtain applicable shareholder and regulatory approvals; statements of the plans, strategies and objectives of Hewlett Packard Enterprise for future operations, including, the high performance computing and high growth big data analytics technologies and business in the server solutions and the mission-critical and high-performance computing markets; any statements regarding anticipated operational and financial results; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing; the risk that disruptions from the transaction will harm Hewlett Packard Enterprise’s or SGI’s

2/ 18

businesses; the effect of economic, competitive, legal, governmental and technological factors and other factors described under “Risk Factors” in each of Hewlett Packard Enterprise’s and SGI’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

Additional Information and Where to Find It

In connection with the transaction, SGI intends to file relevant materials with the Securities and Exchange Commission, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the Securities and Exchange Commission, SGI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF SGI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SGI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SGI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by SGI with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s website (http://www.sec.gov) or through the investor relations section of SGI’s website (http://www.SGI.com).

Participants in the Solicitation

SGI and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of SGI in connection with the pending transaction. Information about SGI’s directors and executive officers is included in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015, and the proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on October 23, 2015. Additional information regarding the interests of SGI’s directors and executive officers in the acquisition will be included in the preliminary proxy statement for the special meeting of SGI’s stockholders and will be included in the definitive proxy statement described above.

[1]	Source: IDC “Worldwide HPC Server Forecast, 2016 - 2020”

Contact Information:

SGI Investor Relations

Annie Leschin

(415) 775-1788

Email Contact

Ben Liao

(669) 900-8090

Email Contact

Source: SGI

3/ 18

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the pending merger. Information about the Company’s directors and executive officers is included in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015, and the proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on October 23, 2015. Additional information regarding the interests of the Company’s directors and executive officers in the merger will be included in the preliminary proxy statement for the special meeting of the Company’s stockholders and will be included in the definitive proxy statement described above.

Forward-looking statements

This filing may include forward-looking statements which make assumptions regarding the Company’s operations, business, economic and political environment. Actual results may be materially different from any future results expressed or implied by such forward-looking statements. Among other risks and uncertainties, there can be no guarantee that the Merger will be completed, or if it is completed, that it will close within the anticipated time frame. Additional risks and uncertainties relating to the acquisition include: (1) the Company may be unable to obtain Stockholder Approval as required for the transaction; (2) other conditions to the closing of the transaction may not be satisfied or waived; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the Company’s business may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) the ability and timing to obtain required regulatory approvals; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (10) other risks to the consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. For a discussion of relevant factors, risks and uncertainties that could materially affect the Company’s future results, attention is directed to “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015. The Company undertakes no obligation to publicly release any revisions to any forward-looking statements contained in this filing to reflect events or circumstances occurring after the date of this filing or to reflect the occurrence of unanticipated events.

4/ 18

Dear Valued SGI Technology Partner:

On August 11, 2016, Hewlett Packard Enterprise (HPE) announced a definitive agreement to acquire SGI. SGI’s cutting-edge portfolio of high-performance computing (HPC) and data analytics will further strengthen HPE’s market-leading position in mission-critical computing.

Your company provides important technology that has helped us deliver the powerful tools that businesses, research institutions and government agencies require. Now, we are excited to join HPE and offer customers an even broader suite of high-performance solutions. The transaction is expected to close in the first quarter of HPE’s fiscal year 2017, subject to customary closing conditions, including regulatory review. Until then, we will continue to operate as two independent companies and you should not expect any changes or disruptions in your business relationship with us.

We understand that you may have questions about this acquisition. Please do not hesitate to contact your SGI business partner with any inquiries.

Learn more:

•	Press release

•	HPE Blog

•	SGI Blog

Regards,

Jorge Titinger

President and CEO

SGI

5/ 18

Additional Information and Where to Find It

In connection with the transaction, SGI intends to file relevant materials with the Securities and Exchange Commission, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the Securities and Exchange Commission, SGI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF SGI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SGI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SGI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by SGI with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s website (http://www.sec.gov) or through the investor relations section of SGI’s website (http://www.SGI.com).

Participants in the Solicitation

SGI and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of SGI in connection with the pending transaction. Information about SGI’s directors and executive officers is included in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015, and the proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on October 23, 2015. Additional information regarding the interests of SGI’s directors and executive officers in the acquisition will be included in the preliminary proxy statement for the special meeting of SGI’s stockholders and will be included in the definitive proxy statement described above.

Silicon Graphics International Corp. 900 N. McCarthy Blvd., Milpitas, CA 95035

This email was sent to kirkwilliams@sgi.com.

Contact | Privacy | Stay Connected | sgi.com | Unsubscribe

© 2016 Silicon Graphics International Corp. All Rights Reserved. SGI and the SGI logo are trademarks or registered trademarks of Silicon Graphics International Corp. or its subsidiaries in the United States and/or other countries. All other trademarks are property of their respective holders.

6 / 18

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the pending merger. Information about the Company’s directors and executive officers is included in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015, and the proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on October 23, 2015. Additional information regarding the interests of the Company’s directors and executive officers in the merger will be included in the preliminary proxy statement for the special meeting of the Company’s stockholders and will be included in the definitive proxy statement described above.

Forward-looking statements

This filing may include forward-looking statements which make assumptions regarding the Company’s operations, business, economic and political environment. Actual results may be materially different from any future results expressed or implied by such forward-looking statements. Among other risks and uncertainties, there can be no guarantee that the Merger will be completed, or if it is completed, that it will close within the anticipated time frame. Additional risks and uncertainties relating to the acquisition include: (1) the Company may be unable to obtain Stockholder Approval as required for the transaction; (2) other conditions to the closing of the transaction may not be satisfied or waived; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the Company’s business may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) the ability and timing to obtain required regulatory approvals; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (10) other risks to the consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. For a discussion of relevant factors, risks and uncertainties that could materially affect the Company’s future results, attention is directed to “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015. The Company undertakes no obligation to publicly release any revisions to any forward-looking statements contained in this filing to reflect events or circumstances occurring after the date of this filing or to reflect the occurrence of unanticipated events.

7/ 18

Dear Valued Partner:

On August 11, 2016, Hewlett Packard Enterprise (HPE) announced a definitive agreement to acquire SGI. Together, we will offer one of the industry’s most comprehensive suites of data analysis products and services – helping you drive positive business outcomes for your customers, while staying ahead of the competition in high-growth markets.

Our Commitment to You

Like HPE, we remain laser-focused on helping partners capture immediate opportunities and position themselves for future growth. By combining our complementary product portfolios and go-to-market approaches, HPE and SGI will be even better positioned to help partners grow by providing best-in-class solutions to meet customers’ increasing demands for processing speed and real-time analytics.

What You Can Expect Moving Forward

The transaction is expected to close in the first quarter of HPE’s fiscal year 2017, subject to customary closing conditions, including regulatory review. In the interim, HPE and SGI will continue to operate as two independent companies. Throughout the process, your SGI sales manager will keep you informed and you will experience no disruption to any activities and commitments we have with you.

SGI is excited about joining HPE. This move makes us even stronger and better able to meet the needs of your customers today and in the future.

We understand that you may have questions about this acquisition. Please do not hesitate to contact your account manager with any inquiries.

Learn more:

•	Press release

•	HPE Blog

•	SGI Blog

Regards,

Jorge Titinger

President and CEO

SGI

8/ 18

Additional Information and Where to Find It

In connection with the transaction, SGI intends to file relevant materials with the Securities and Exchange Commission, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the Securities and Exchange Commission, SGI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF SGI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SGI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SGI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by SGI with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s website (http://www.sec.gov) or through the investor relations section of SGI’s website (http://www.SGI.com).

Participants in the Solicitation

SGI and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of SGI in connection with the pending transaction. Information about SGI’s directors and executive officers is included in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015, and the proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on October 23, 2015. Additional information regarding the interests of SGI’s directors and executive officers in the acquisition will be included in the preliminary proxy statement for the special meeting of SGI’s stockholders and will be included in the definitive proxy statement described above.

Silicon Graphics International Corp. 900 N. McCarthy Blvd., Milpitas, CA 95035

This email was sent to kirkwilliams@sgi.com.

Contact | Privacy | Stay Connected | sgi.com | Unsubscribe

© 2016 Silicon Graphics International Corp. All Rights Reserved. SGI and the SGI logo are trademarks or registered trademarks of Silicon Graphics International Corp. or its subsidiaries in the United States and/or other countries. All other trademarks are property of their respective holders.

9 / 18

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the pending merger. Information about the Company’s directors and executive officers is included in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015, and the proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on October 23, 2015. Additional information regarding the interests of the Company’s directors and executive officers in the merger will be included in the preliminary proxy statement for the special meeting of the Company’s stockholders and will be included in the definitive proxy statement described above.

Forward-looking statements

This filing may include forward-looking statements which make assumptions regarding the Company’s operations, business, economic and political environment. Actual results may be materially different from any future results expressed or implied by such forward-looking statements. Among other risks and uncertainties, there can be no guarantee that the Merger will be completed, or if it is completed, that it will close within the anticipated time frame. Additional risks and uncertainties relating to the acquisition include: (1) the Company may be unable to obtain Stockholder Approval as required for the transaction; (2) other conditions to the closing of the transaction may not be satisfied or waived; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the Company’s business may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) the ability and timing to obtain required regulatory approvals; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (10) other risks to the consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. For a discussion of relevant factors, risks and uncertainties that could materially affect the Company’s future results, attention is directed to “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015. The Company undertakes no obligation to publicly release any revisions to any forward-looking statements contained in this filing to reflect events or circumstances occurring after the date of this filing or to reflect the occurrence of unanticipated events.

10/ 18

Dear Valued SGI Supplier:

On August 11, 2016, Hewlett Packard Enterprise (HPE) announced a definitive agreement to acquire SGI. SGI’s cutting-edge portfolio of high-performance computing (HPC) and data analytics will further strengthen HPE’s market-leading position in mission-critical computing.

SGI is excited about joining HPE and providing customers with an even broader suite of high-performance solutions, backed by our decades of commitment to innovation and best-in-class services. The transaction is expected to close in the first quarter of HPE’s fiscal year 2017, subject to customary closing conditions, including regulatory review. In the interim, HPE and SGI will continue to operate as two independent companies and you should not expect any changes or disruptions in your business relationship with us.

We understand that you may have questions about this acquisition. Please do not hesitate to contact me with any inquiries.

Learn more:

•	Press release

•	HPE Blog

•	SGI Blog

Regards,

Tony Roscoe

Sr. Supply Chain Manager

SGI

11/ 18

Additional Information and Where to Find It

In connection with the transaction, SGI intends to file relevant materials with the Securities and Exchange Commission, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the Securities and Exchange Commission, SGI will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF SGI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SGI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SGI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by SGI with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s website (http://www.sec.gov) or through the investor relations section of SGI’s website (http://www.SGI.com).

Participants in the Solicitation

SGI and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of SGI in connection with the pending transaction. Information about SGI’s directors and executive officers is included in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015, and the proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on October 23, 2015. Additional information regarding the interests of SGI’s directors and executive officers in the acquisition will be included in the preliminary proxy statement for the special meeting of SGI’s stockholders and will be included in the definitive proxy statement described above.

Silicon Graphics International Corp. 900 N. McCarthy Blvd., Milpitas, CA 95035

This email was sent to kirkwilliams@sgi.com.

Contact | Privacy | Stay Connected | sgi.com | Unsubscribe

© 2016 Silicon Graphics International Corp. All Rights Reserved. SGI and the SGI logo are trademarks or registered trademarks of Silicon Graphics International Corp. or its subsidiaries in the United States and/or other countries. All other trademarks are property of their respective holders.

12 / 18

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the pending merger. Information about the Company’s directors and executive officers is included in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015, and the proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on October 23, 2015. Additional information regarding the interests of the Company’s directors and executive officers in the merger will be included in the preliminary proxy statement for the special meeting of the Company’s stockholders and will be included in the definitive proxy statement described above.

Forward-looking statements

This filing may include forward-looking statements which make assumptions regarding the Company’s operations, business, economic and political environment. Actual results may be materially different from any future results expressed or implied by such forward-looking statements. Among other risks and uncertainties, there can be no guarantee that the Merger will be completed, or if it is completed, that it will close within the anticipated time frame. Additional risks and uncertainties relating to the acquisition include: (1) the Company may be unable to obtain Stockholder Approval as required for the transaction; (2) other conditions to the closing of the transaction may not be satisfied or waived; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the Company’s business may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) the ability and timing to obtain required regulatory approvals; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (10) other risks to the consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. For a discussion of relevant factors, risks and uncertainties that could materially affect the Company’s future results, attention is directed to “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015. The Company undertakes no obligation to publicly release any revisions to any forward-looking statements contained in this filing to reflect events or circumstances occurring after the date of this filing or to reflect the occurrence of unanticipated events.

13/ 18

Hewlett Packard Enterprise to Acquire SGI Frequently Asked Questions

General

1.	What is being announced?

Hewlett Packard Enterprise (HPE) announced a definitive agreement to acquire SGI, a global leader in high-performance solutions for compute, data analytics and data management, for $7.75 per share in cash, a transaction valued at approximately $275 million, net of cash and debt.

2.	Why is HPE acquiring SGI?

SGI’s highly complementary portfolio of high-end computing solutions will extend HPE’s reach in the growing high-performance computing (HPC) segment of the server market while also adding to HPE’s Mission Critical Solutions portfolio. This portfolio further enhances HPE’s leadership position in the global datacenter infrastructure market.

In the $11 billion high-performance computing (HPC) segment, SGI will enable HPE to expand its presence in key verticals such as government, research, life sciences and earth sciences that rely on supercomputing for their compute- and data-intensive workloads.

In the mission-critical computing market, the acquisition will broaden HPE’s solutions for empowering data-driven organizations with SGI’s scalable x86-based in-memory server technology for real-time transactional data analysis including SAP HANA.

3.	When do you expect this transaction to close?

The transaction is expected to close in the first quarter of HPE’s fiscal year 2017 (November 1, 2016 – January 31, 2017), subject to customary closing conditions.

4.	How will SGI fit into HPE?

After the transaction closes, SGI will become part of HPE’s Datacenter Infrastructure Group, led by Alain Andreoli, within the Enterprise Group, which is led by Antonio Neri.

5.	How will SGI technology be integrated into HPE’s portfolio?

Integration plans are under development and we will communicate details once the transaction closes. The portfolios are highly complementary and HPE intends to combine the best-in-class from both portfolios to deliver datacenter solutions that enable enterprises to meet their computing and advanced analytic requirements.

6.	What are the financial terms of the deal?

HPE will pay $7.75 per share in cash, a transaction valued at approximately $275 million, net of cash and debt.

Overall, HPE expects the acquisition to be neutral to earnings in the first full year following close and accretive thereafter.

7.	What conditions are there to closing the transaction?

The transaction is subject to regulatory approvals and other customary closing conditions.

8.	Is the transaction subject to stockholder approval?

Yes. The merger agreement requires the affirmative vote of at least 50% of the outstanding capital stock of SGI.

9.	Are there any restrictions on engagement between SGI and HPE prior to the close?

Yes. The merger agreement contains customary obligations on the part of SGI to run its business in the ordinary course. Until the transaction closes, SGI and HPE will continue to operate independently. That means we may not coordinate or share competitively sensitive information.

10.	What will happen to senior SGI leaders?

The parties do not expect any immediate changes to SGI’s reporting structure.

11.	What are HPE’s plans for SGI’s engineering and manufacturing operations?

SGI’s world-class manufacturing operation in Chippewa Falls, Wisconsin, will be a key differentiator for the combined organization, and HPE is committed to maintaining and investing in that facility and integrating it into HPE’s supply chain as quickly and seamlessly as possible.

14/ 18

Sales/Channel Q&A

NOTE TO SALES TEAMS: Until the transaction closes, for legal reasons, HPE and SGI must continue to operate as separate companies. For those employees who work on joint opportunities with SGI, please continue to operate as usual until the transaction closes.

During conversations with customers and partners, refer to the following FAQ, the press release, and HPE blog post. When in doubt, contact HPE Corporate Media Relations (corpmediarelations@hpe.com) for confirmation.

12.	How do we answer our customers’, partners’, and suppliers’ questions regarding the transaction?

Communicating with our customers, partners and suppliers about this deal is critical. However, since the deal has not closed, there are important guidelines that you must follow in all communications. Approved materials have been created for each audience, including key messages and FAQ, and you can also refer to the publicly available press release. If you have any questions regarding communications with customers, partners or suppliers, please ask your manager.

13.	I am already a SGI partner. Should I expect any changes to my discounts or programs?

Nothing changes today. After the transaction closes, we will work through an integration process, keeping the best elements of each partner program, and any changes to our program will be communicated well ahead of time.

14.	I am a SGI customer. Will my standard discounts apply to SGI products?

Yes. Nothing changes today and it is business as usual. After the transaction closes, we will work through an integration process and any changes to our policies will be communicated well ahead of time.

15.	I am an HPE or SGI customer. How will HPE and SGI sales call on me moving forward?

Nothing changes today and we will operate as separate companies until the deal closes. As we work through the integration process, we will communicate any changes in your point of contact. But you will experience no disruption in service.

16.	What is going to happen to customers using SGI products today?

Nothing changes today. After the transaction closes, customers and partners will benefit from a best in class portfolio, and any changes to our product roadmap will be communicated well ahead of time. You should expect no disruption.

17.	What is going to happen to customers using HPE HPC and mission-critical products?

Nothing changes today. After the transaction closes, customers and partners will benefit from a best in class portfolio, and any changes to our product roadmap will be communicated well ahead of time. You should expect no disruption.

18.	When will SGI products be available through HPE?

After the transaction closes, we will work through an integration process and will provide more information at that time.

19.	Will SGI resellers become HPE resellers, and vice-versa?

Nothing changes today. After the transaction closes, we will work through an integration process, keeping the best elements of each partner program, and any changes to our program will be communicated well ahead of time.

20.	Will SGI and HPE partner programs merge?

Nothing changes today. After the transaction closes, we will work through an integration process, keeping the best elements of each partner program, and any changes to our program will be communicated well ahead of time.

21.	What will happen to the “SGI” name and brand?

HPE will acquire the “SGI” name and brand in the transaction. As part of the integration process, we will consider the naming/branding of the portfolio.

15/ 18

Employee: General Q&A

22.	What does this announcement mean to SGI employees?

Until the deal closes, you will continue to be employed by SGI on the basis of your existing terms and conditions of employment, and the companies will continue to operate independently. The deal is expected to close in the first quarter of HPE’s fiscal year 2017 (November 1, 2016 – January 31, 2017), and no changes related to the deal will occur until that time. Any local implementation will be subject to such information and consultation with employees and their representatives as may be required in that country.

We recognize that change can create feelings of uncertainty. However, it’s important to stay focused on the tremendous opportunity the acquisition presents for employees of both companies. When SGI employees join the HPE family, they will immediately become part of an industry-leading technology company with nearly 80 years of history, unmatched global resources and career opportunities. Our joint forces strengthen our ability to compete in the global HPC market, creating new opportunities for both our workforce and customers.

23.	What does the close of the transaction mean?

Successful close of the acquisition is when SGI will become a subsidiary of HPE. Employee integration will follow and all changes will be communicated well in advance.

24.	Does the announcement have any immediate impact on my job?

No. Until the deal closes, you will continue to be employed by SGI on the basis of your existing terms and conditions of employment, and the companies will continue to operate independently.

25.	How should we proceed with current SGI projects between now and when the merger is finalized?

Between now and the closing of the transaction, SGI will continue its day-to-day business operation, and HPE and SGI will continue to operate as separate companies.

26.	Where can I find out more about HPE history, culture and strategy?

You can visit www.hpe.com. You will get much more information after the close of the deal during the integration process.

27.	Does the announcement mean any immediate changes to my current employment benefits?

No. At this time, your employment benefits are unchanged.

28.	What benefits does HPE offer?

HPE offers a comprehensive and competitive compensation and benefits package to its employees. Transition to HPE programs will be handled in accordance with local practices and legal requirements. In the U.S., briefings, hosted by HPE HR specialists, will occur shortly before the deal closes.

29.	How does this transaction impact the stock / options I’ve received in the past?

At closing, SGI common stock will be exchanged for cash, and SGI options and RSUs will be converted to HPE options and RSUs.

30.	Is there any change to the Employee Stock Purchase Plan?

Yes, in connection with the merger agreement, the SGI ESPP Plan will be cancelled. Participant contributions will be returned as soon as practical, and in consideration of this change, participants will receive 3% interest payment along with their refund. HPE does offer an ESPP plan and more details regarding their plan will be provided soon.

31.	What should I do if someone outside the company contacts me about the deal?

We will provide materials to assist you in responding to customer or partner inquiries about this transaction, including copies of the press release, blog posts, FAQs, etc. If you receive media inquiries, do not speak with the reporter about this announcement. Refer all requests to HPE corporate communications (corpmediarelations@hpe.com).

32.	What should I do if I have additional questions about this announcement?

After the announcement closes, key HPE executives will visit SGI sites, to tell you more about HPE and to answer as many of your questions as they can. Remote employees will have the chance to call in.

Upon closing the acquisition, we will communicate with you in person and by email to help integrate SGI and HPE people, processes, and culture. After the close, you will participate in an HPE orientation and receive training on HPE contacts and where to go for HPE-related information. We will also provide pointers to HPE processes and resources.

In the meantime, you can direct questions to your manager.

16/ 18

Forward-looking statements

Information set forth in this communication, including statements as to Hewlett Packard Enterprise’s outlook and financial estimates and statements as to the expected timing, completion and effects of the proposed acquisition by Hewlett Packard Enterprise of Silicon Graphics International Corp. (“SGI”), constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

These statements are based on various assumptions and the current expectations of the management of Hewlett Packard Enterprise and SGI, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, or what effect they will have on the operations or financial condition of Hewlett Packard Enterprise or SGI. Forward-looking statements included herein are made as of the date hereof, and Hewlett Packard Enterprise and SGI undertake no obligation to publicly update or revise any forward-looking statement unless required to do so by the federal securities laws.

These statements are based on the current expectations of the management of Hewlett Packard Enterprise and SGI (as the case may be) and are subject to uncertainty and to changes in circumstances. Major risks, uncertainties and assumptions include, but are not limited to: the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the satisfaction of all closing conditions to the transaction, including the ability to obtain applicable shareholder and regulatory approvals; statements of the plans, strategies and objectives of Hewlett Packard Enterprise for future operations, including, the HPC and HPDA technologies and business in the server solutions and the mission-critical and high-performance computing markets; any statements regarding anticipated operational and financial results; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing; the risk that disruptions from the transaction will harm Hewlett Packard Enterprise’s or SGI’s businesses; the effect of economic, competitive, legal, governmental and technological factors and other factors described under “Risk Factors” in each of Hewlett Packard Enterprise’s and SGI’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

17/ 18

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the pending merger. Information about the Company’s directors and executive officers is included in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015, and the proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on October 23, 2015. Additional information regarding the interests of the Company’s directors and executive officers in the merger will be included in the preliminary proxy statement for the special meeting of the Company’s stockholders and will be included in the definitive proxy statement described above.

Forward-looking statements

This filing may include forward-looking statements which make assumptions regarding the Company’s operations, business, economic and political environment. Actual results may be materially different from any future results expressed or implied by such forward-looking statements. Among other risks and uncertainties, there can be no guarantee that the Merger will be completed, or if it is completed, that it will close within the anticipated time frame. Additional risks and uncertainties relating to the acquisition include: (1) the Company may be unable to obtain Stockholder Approval as required for the transaction; (2) other conditions to the closing of the transaction may not be satisfied or waived; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the Company’s business may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) the ability and timing to obtain required regulatory approvals; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (10) other risks to the consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. For a discussion of relevant factors, risks and uncertainties that could materially affect the Company’s future results, attention is directed to “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Annual Report on Form 10-K for the year ended June 26, 2015, filed with the SEC on September 9, 2015. The Company undertakes no obligation to publicly release any revisions to any forward-looking statements contained in this filing to reflect events or circumstances occurring after the date of this filing or to reflect the occurrence of unanticipated events.

18/ 18